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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement of Telect, Inc. on Form S-1 of our report dated March 24, 2000 appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Seattle, Washington
October 27, 2000